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                                                                   EXHIBIT 10(w)

                               AMENDMENT NO. 1 TO
                         COLLECTION AND PAYING AGREEMENT

            AMENDMENT NO. 1, dated as of August 19, 2005 (this "Amendment") to the Collection and Paying Agreement, dated as of August 23, 2002 (the "Agreement"), by and among PULTE MORTGAGE LLC, a Delaware limited liability company ("Pulte Mortgage"), in its capacity as borrower under the Warehouse Facility (defined below) (in such capacity the "Warehouse Borrower"), and in its capacity as Servicer under the CP Facility (defined below) (in such capacity the "Servicer"), PULTE FUNDING, INC., a Michigan corporation, in its capacity as "Borrower" ("PFI"), under and as defined in the Second Amended and Restated Loan Agreement described below (in such capacity, the "CP Facility Borrower"), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for the lenders under the Warehouse Agreement described below (in such capacity the "Warehouse Facility Agent"), CALYON NEW YORK BRANCH, in its capacity as Administrative Agent for the lenders under the Second Amended and Restated Loan Agreement described below (in such capacity the "CP Facility Agent"), and LASALLE BANK NATIONAL ASSOCIATION, as collateral agent for the Warehouse Facility and the CP Facility (each as defined below) (in such capacity the "Collateral Agent"). Capitalized terms, unless otherwise specified herein, shall have the meanings assigned thereto in the Loan Agreement.

                                    RECITALS

            WHEREAS, the parties to the Agreement desire that the Cash and Collateral Account be maintained by Pulte Mortgage in the name of Pulte Mortgage instead of the Collateral Agent;

            WHEREAS, the parties to the Agreement desire to amend the Agreement in order to, among other things, provide for the maintenance of the Cash and Collateral Account in the name of Pulte Mortgage.

            NOW, THEREFORE, the parties agree as follows:

            1. Amendment of the Agreement. The Agreement shall be and is hereby amended, as of the date hereof, as follows:

            (a) The third paragraph under "WITNESSETH" is hereby deleted in its entirety and replaced with the following paragraph:

                Pulte Mortgage has formed a special purpose subsidiary, PFI, and has entered into a Second Amended and Restated Repurchase Agreement, as amended, modified or restated from time to time (the "Repurchase Agreement") with PFI, pursuant to which Pulte Mortgage sells Mortgage Assets to

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                PFI. In order to finance its purchases of Mortgage Assets from
                Pulte Mortgage, PFI has entered into a Second Amended and Restated Loan Agreement, as amended, modified or restated from time to time (the "Loan Agreement") with the CP Facility Agent, Pulte Mortgage, as Servicer, the CP Lenders named in such Loan Agreement, and certain other parties named therein. The transactions effected by the Repurchase Agreement, the Loan Agreement and the related transaction documents are referred to herein as (the "CP Facility").

            (b) The words "the Collateral Agent" in the sixth paragraph of the Agreement are hereby deleted and replaced with "Pulte Mortgage".

            (c) The definition of Cash and Collateral Account in Section 1 is hereby deleted in its entirety and replaced with the following:

                "Cash and Collateral Account" means the deposit account no. 1928368 at the Account Bank, established and maintained by Pulte Mortgage for the benefit of the CP Facility Agent and the CP Lenders pursuant to Section 2(a) hereof.

            (d) Section 2(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

                On or prior to the Effective Date, Pulte Mortgage shall establish the Cash and Collateral Account with the Account Bank in the name of "Pulte Mortgage LLC." Pulte Mortgage shall maintain the Cash and Collateral Account in accordance with the terms of this Agreement until the termination of this Agreement.

            (e) The second sentence of Section 5 of the Agreement is hereby deleted in its entirety and replaced with the following:

                Upon learning that the Account Bank ceases to be an Eligible Institution, Pulte Mortgage shall establish a new Cash and Collateral Account (and transfer any balance and investments then in the Cash and Collateral Account to such new Cash and Collateral Account) at another Eligible Institution.

            (f) All references in the Agreement to "Pulte Mortgage Corporation" shall be deemed to be references to "Pulte Mortgage LLC".

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            2. Further Assurances. Each of parties hereto agree, at the expense of Pulte Mortgage, to promptly execute and deliver all further instruments and documents, and to take all further actions that may be necessary or desirable, or that Pulte Mortgage may reasonably request, to carry out the terms of this Amendment.

            3. Execution in Counterparts, Etc. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same amendment. The delivery of an executed signature page to this Amendment by telecopy transmission shall constitute due execution and delivery of this Amendment for all purposes.

            4. Agreement in Full Force and Effect. Except as amended by this Amendment, all of the provisions of the Agreement and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

            5. Effectiveness of this Amendment. This Amendment shall become effective on the date hereof upon the latest to occur of the execution and delivery by each of the parties hereto and thereto of this Amendment, other documents, instruments, agreements and legal opinions as the Purchaser and the Agent shall reasonably request in connection with the transactions contemplated by this Amendment.

            6. References to the Agreement. From and after the date hereof, (a) all references in the Agreement to "this Agreement," "hereof," "herein," or similar terms and (b) all references to the Agreement in each agreement, instrument and other document executed or delivered in connection with the Agreement, shall mean and refer to the Agreement, as amended by this Amendment.

            7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF), OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO.

                           [Signature Page to Follow]

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      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         PULTE FUNDING, INC.

                                         By:____________________________________
                                            Name:  John D'Agostino
                                            Title:  VP/Treasurer

                                         PULTE MORTGAGE LLC

                                         By: ___________________________________
                                             Name:  John D'Agostino
                                             Title:  VP/Treasurer

                                         CALYON NEW YORK BRANCH,
                                         as CP Facility Agent

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         JPMORGAN CHASE BANK, NATIONAL
                                         ASSOCIATION,
                                         as Warehouse Facility Agent

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         LASALLE BANK NATIONAL ASSOCIATION,
                                         as Collateral Agent

                                         By: ___________________________________
                                             Name:
                                             Title: